Exhibit 99.2

 Precision Designed Science For Immunotherapy  INVESTOR   PRESENTATION  NASDAQ: PDSB | October 2022

 2  Certain information in this presentation may include forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for PDS0101, PDS0203 and other Versamune® and Infectimune™ based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0101, PDS0203 and other Versamune® and Infectimune™ based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to our currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; the timing of and the Company’s ability to obtain and maintain U.S. Food and Drug Administration or other regulatory authority approval of, or other action with respect to, PDS0101, PDS0203 and other Versamune® and Infectimune™ based product candidates; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; and other factors, including legislative, regulatory, political and economic developments not within the Company’s control, including unforeseen circumstances or other disruptions to normal business operations arising from or related to COVID-19. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s annual and periodic reports filed with the SEC. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.  Versamune® is a registered trademark, and Infectimune™ is a trademark of PDS Biotechnology Corporation.KEYTRUDA® is a registered trademark of Merck Sharp and Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA.  Forward-Looking Statements  2

 1  2  4  5  6  Company Overview  Clinical-stage Company developing targeted immunotherapies to treat cancer and infectious disease  Versamune® and Infectimune™ platforms leverage the body’s own defense systems to induce disease-specific killer T cells and antibodies to combat cancer and infectious disease  4 on-going Phase 2 clinical trials   Clinical partnerships with Merck, MD Anderson Cancer Center, National Cancer Institute and Mayo Clinic  Cash as of June 30, 2022 - $53.0M (unaudited) – August 2022 added approximately $25.0M in debt financing  3  Technology developed by Prof. Leaf Huang PH.D., a world-renowned pioneer in nanoparticle drug delivery  3  PDS0101 granted Fast Track designation from the FDA - End-of-Phase 2 meeting October 2022 allowing for registrational trial  7

 Versamune®   Oncology Platform

 Interim efficacy data from 3 oncology trials and 56 patients suggest potential long-term efficacy   Promising top line PDS0101 phase 2 clinical data  119% response rate with Keytruda monotherapy reported in KEYNOTE-048 study (CPS >1)  5  2 Objective response rates in CPI refractory cancer reported to be <10%, and historical median survival is 3-4 months  3Obective response rates in HPV-positive cancer with pembrolizumab and nivolumab is <25% and overall survival of <12 months  Versamune® Technology Platform: In-vivo tumor-specific killer (CD8+) T-cell induction  HPV-positive metastatic head and neck cancer: PDS0101 + Keytruda (SOC) in patients whose cancer has returned or spread after treatment  41% Objective response rate1  89% survival at 9 months  Locally advanced cervical cancer: PDS0101 + Chemoradiotherapy (SOC) in patients with large localized tumors >5cm in the cervix and lymph nodes  Data to be presented at SITC  Versamune® + NHS-IL12 Technology Platform: Overcomes cancer-induced immune suppression  Checkpoint inhibitor refractory HPV-Associated cancers: PDS0101 + NHS-IL12 + Checkpoint inhibitor in patients who have failed all treatment options including checkpoint inhibitors  63% Objective response in optimal dose group2  66% survival at 16 months (all dose groups)2  Advanced HPV-associated cancers: PDS0101 + NHS-IL12 + Checkpoint inhibitor in patients whose cancer has returned or spread after treatment and have not been exposed to checkpoint inhibitors  88% Objective response3  38% complete response  75% survival at 25 months3

 Generate memory T cells, to enhance long-lasting response   Generate potency without serious systemic side effects  Generate the right type, right potency and right quantity of effective CD8+ killer T cells  12-30%  Success in checkpoint inhibitor treatments due to low CD8+ T cell response 2  Versamune® is designed to promote the 3 R’s T cell activation   The PDS Biotech Differentiation  Versamune® based therapies also show potential to1:  1Immunomodulation to enhance the efficacy of an HPV therapeutic vaccine, Journal for ImmunoTherapy of Cancer, June 2020  6  2 Bintrafusp alfa, a bifunctional functional fusion protein targeting TGF- β and PD-L1, in patients with human papillomavirus-associated malignancies Journal for ImmunoTherapy of Cancer, December 2020

 References: Gandhapudi SK, et al. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536. Smalley R  umfield C et al. 2020. Immunomodulation to enhance the efficacy of an HPV therapeutic vaccine. J. for ImmunoTherapy of Cancer 8:e000612.  Versamune® Platform  Designed to Recruit, Train and Arm T cells in the Body  7

 Combination  PDS Biotech Funded  Partner Co-Funded  Versamune® Platform  Versamune® based oncology pipeline is being developed in partnership with the leaders in immuno oncology  PDS0104 (TRP2)  TBD  Arm 1: CPI naïve 1st line treatment  Arm 2: CPI refractory 2nd or 3rd line treatment  PDS0101 (HPV16) VERSATILE-002  Fast Track Designation  PDS0101 (HPV16) IMMUNOCERV  PDS0102 (TARP)  PDS0103 (MUC1)  Candidate  Indication  PC  P1  P2  P3  R  Partner(s)  Recurrent/metastatic HPV16-positive head and neck cancer  KEYTRUDA   (standard of care)  HPV-positive anal, cervical, head and neck, penile, vaginal, vulvar cancers  Arm 1: CPI naive 2nd line treatment  Arm 2: CPI refractory 3rd line treatment  Bintrafusp and M9241  1st line treatment of locally advanced (IB3-IVA) cervical cancer  TARP-associated AML, prostate and breast cancers  MUC-1 associated breast, colon, lung, ovarian and other cancers  Chemo-radiation (standard of care)  TBD  TBD  Reference: Data on file.  8  PDS0101 (HPV16)  Mayo Clinic  Pre-metastatic HPV-associated oropharyngeal cancer (OPSCC)  Arm 1: PDS0101 monotherapy  Arm 2: PDS0101 + KEYTRUDA  KEYTRUDA  (standard of care)  PDS0101 (HPV16) NCI-led Triple Combination  Melanoma

 More than 46,0002 patients were estimated to have been diagnosed last year with HPV-associated cancers in the US1,2  HPV vaccination is not expected to impact the rate of HPV-related cancer incidence for decades3  Existing immunotherapies cost $150,000+ annually per patient1  US HPV-associated cancer incidence2  1Company estimates based on CDC data. Assessments have not been adjusted to reflect HPV16-expression  2CDC website  3 Projected Association of Human Papillomavirus Vaccination with Oropharynx Cancer in the US 2020-2045, JAMA Oncology, September 2021  PDS0101: Lead Asset  Designed to treat human papillomavirus (HPV16)-associated cancers  $6B Market Opportunity1  Reference: Data on file.  9

 Phase 2: PDS0101 in Combination with KEYTRUDA®  Company-sponsored trial for the potential treatment of HPV16-positive metastatic/recurrent head and neck cancer (VERSATILE-002)  Status  Fast Track designation Q2 2022 – End-of-Phase 2 meeting with FDA –allows for registrational trial   Efficacy and safety data presented on first 19 patients at ASCO Q2 2022  Data safety monitoring committee reviewed 43 patients; recommends trial continuation August 2022  Indication  Treatment of patients with HPV16-positive head and neck cancer whose cancer has spread or returned  Clinical Agents  KEYTRUDA®(Standard of Care): Anti-PD1 checkpoint inhibitor (ORR ~20%)  PDS0101: Versamune® based immunotherapy generating HPV-specific CD8+ and CD4+ T cells  Study Goals  Group 1: Objective response rate (ORR) as 1st line treatment in checkpoint inhibitor (CPI) naïve patients  Group 2: ORR in patients who have failed checkpoint inhibitor therapy (CPI refractory)  Trial Partner  Confirmation that PDS0101 enhances the therapeutic benefit of checkpoint inhibitors could expand evaluation of Versamune®-based therapies in multiple cancer indications  10

 Phase 2: PDS0101 + KEYTRUDA®  Company-sponsored trial for the potential treatment of HPV16-positive metastatic/recurrent head and neck cancer (VERSATILE-002)  11  Complete Response (CR)  Partial Response (PR)  Stable Disease (SD)  Progressive Disease (PD)  N=17 Subjects w/Imaging Data  OR (2 CR + 5PR)  7 (41.2%)  SD (reduction in 4/6)  6 (35.3%)  PD  4 (23.5%)  CR+PR+SD  13 (76.5%)  *Reference: Weiss J. et al. Phase II study VERSATILE-002 evaluation of PDS0101 and KEYTRUDA® in treatment of CPI naïve and CPI refractory patients with recurrent or metastatic HPV16-related HNSCC. Presented at: American Society of Clinical Oncology 2022 Annual Meeting; June 3-7, 2022; Virtual. Abstract: 6041.   As of last DMC meeting – to date 43 patients treated had zero grade 3 or higher treatment related adverse events

 Phase 2: PDS0101 + Bintrafusp alfa + M9241 (Triple Combination)  NCI-led trial for the potential treatment of HPV16-positive anal, cervical, head and neck, penile, vaginal, vulvar cancers  Status  Expanded efficacy data released October 2022  Updated efficacy and safety data released at ASCO Q2 2022   Preliminary efficacy and safety data released at ASCO Q2 2021  Indication  Treatment of patients with advanced refractory HPV16-associated cancers   Clinical Agents  Bintrafusp alfa: Bifunctional checkpoint inhibitor (PD-L1/ TGF-β)  M9241 (NHS-IL12): Tumor-targeting IL-12 (immunocytokine)  PDS0101: Versamune® based immunotherapy generating HPV-specific CD8+ and CD4+ T cells  Study Goals  Group 1: Objective response rate (ORR) as 2nd line treatment in checkpoint inhibitor (CPI) naïve patients  Group 2: ORR in patients who have failed CPI therapy (CPI refractory)  Trial Partner  Confirmation that PDS0101 enhances the therapeutic benefit of checkpoint inhibitors could expand evaluation of Versamune®-based therapies in multiple cancer indications  12

 Phase 2: Extended Interim Data – Efficacy and Safety  Extended interim data continue to appear to show clinical signs of efficacy, durability and safety  13  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2022 Annual Meeting; June 3-7, 2022; Virtual. Abstract: 2518.   HPV 16-positive checkpoint inhibitor naïve patients:   75% (6/8) were alive at a median of 25 months of follow up.   38% (3/8) of responders had a complete response.   Data updated as of October 2022  % of Patients CPI refractory alive at median 16 months  66% (19/29)  % of Patients experienced Grade 3 treatment related adverse events   48% (24/50)  % of Patients experienced Grade 5 treatment related adverse events  0% (0/50)

 CFA + TARP (1-20)  X  PDS0102: TARP Antigen   Versamune® induced CD8+ killer T cells may result in the ability to treat TARP positive AML and prostate cancers  Pre-Clinical Optimization Studies1:   TARP-Specific T cell Induction after 2 injections of PDS0102  1 Reference: Wood LV et al, Oncoimmunology, 2016, Vol. 5 (8)  CFA –Complete Freund’s Adjuvant a highly potent immune activator not used in humans due to potentially lethal toxicity   *Reference: Surveillance Research Program, National Cancer Institute SEER  Assumes $150K for annual course of therapy; in line with current immunotherapy treatment.Assessments have not been adjusted to reflect TARP expression, which is currently unknown by tumor type  $40B   TARP Total Market Opportunity*  Announced license with NCI TARP antigens  Number of TARP-Specific T cells  (Interfer on-y spot forming cells   per million splenocytes)  0  100  200  300  400  500  600  700  800  900  1000  100 spots/million cells   Strong T cell response level  Range of observed T cell responses with PDS0102  IFN-y ELISPOT Study  Versamune® + TARP (1-20)  X  3  14

 Induced a >10-fold number of polyfunctional (highly potent) MUC1 specific CD8+ T cells  PDS0103: MUC1 Antigen  Greater quantity and quality of Versamune® induced CD8+ killer T cells may result in the ability to treat breast, ovarian, lung, and colon cancers  *References: Surveillance Research Program, National Cancer Institute SEER, Cancer Institute SEER, Assumes $150K for annual course of therapy; in line with current immunotherapy treatment, Assessments have not been adjusted to reflect MUC1-expression, which is currently unknown by tumor type  Adjuvant = cytokine GMCSF  J. Immunology, 2019 (202),1215; Studies in TC-1 tumor model with other immunotherapies reported in: Vaccine 2009, January 14, 27 (3): 431; Science Translational Medicine 2016, 13 April, Vol 8 Issue 334; Vaccine 2009, September 25, 27 (42):5906.  IFN-γSpot Forming Cells/1X106Spleen Cells  Polyfunctional T Cells  Monofunctional T Cells  4-Combo Adjuvant + MUC1 Antigen  Versamune® + MUC1 Antigen (PDS0103)  # of Antigen-Recognizing CD8+ T Cells  $100B   MUC1 Total Market Opportunity*  Adjuvant* + MUC1 Antigen  15

 Phase 2: PDS0101 + Chemoradiotherapy  Investigator-led trial evaluating the combination in patients with locally advanced cervical cancer (IMMUNOCERV)  Timing  Abstract accepted for presentation at the 37th Annual Meeting for the Society for Immunotherapy of Cancer (SITC 2022) November 8- 12th   Indication  Treatment of patients with locally advanced cervical cancer–Stages IB3-IVA  Clinical Agents  Chemoradiotherapy (CRT –Standard of Care): Cisplatin and radiation therapy  PDS0101: Versamune® based immunotherapy generating HPV-specific CD8+ and CD4+ T cells  Study Goals  Safety, rate of regression and local control in patients with primary tumor ≥5cm (n=35 patients)  Trial Partner  If successful, this study could support further investigation of Versamune® based immunotherapies in combination with chemotherapy or CRT to treat multiple cancers  3  16

 KEYTRUDA®: Cisplatin and radiation therapy  PDS0101: Versamune® based immunotherapy generating HPV-specific CD8+ and CD4+ T cells  3  Phase 2: PDS0101 Monotherapy and in Comb. with KEYTRUDA®  Investigator-led trial evaluating potential treatments in patients with HPV-associated oropharyngeal cancer with high risk of recurrence  Timing  Enrollment ongoing  Indication  Treatment of patients with oropharyngeal cancer prior to transoral robotic surgery  Clinical Agents  Study Goals  Safety, rate of regression and local control in patients transoral robotic surgery  Trial Partner  If successful, this study could support the expansion of PDS0101 to earlier stage disease   17

 Projected Milestones Through 1Q 2023*  *Based on current enrollment and forecast modeling as of June 2022. Subject to change.  18  1Q22  2Q22  3Q22  4Q22  1Q23  2Q23  PDS0101  Completed enrollment of HPV-  associated cancer trial CPI refractory arm (NCI)  Preliminary data from VERSATILE-  002 (KEYTRUDA® combo) (go, no go)  Anticipated preliminary data from IMMUNOCERV (MD Anderson)  Estimated IND filing in MUC1-related cancers  PDS0103  Anticipate preliminary efficacy data from Mayo Clinic IIT   3Q23  Updated preliminary safety and updated efficacy data from NCI trial presented at ASCO  Preliminary safety and efficacy data (KEYTRUDA® combo) presented at ASCO – FAST TRACK DESIGNATION GRANTED  Anticipate discussion with the FDA on Pivotal Trial (NCI)  Anticipate discussions with the FDA on Pivotal Trial (VERSATILE-002)

 Infectimune™   Infectious Disease Platform

 PDS Biotech’s Infectimune™ Pipeline   Developed in partnership with leaders in infectious disease  Prevention of tuberculosis  PDS0201   (M-tuberculosis)  Candidate  Indication  PC  P1  P2  P3  R  Partner(s)  Universal prevention of influenza  PDS Biotech Funded  Partner Co-Funded  PDS0202 (influenza)  PDS0203   (SARS-CoV-2)  Prevention of COVID-19  20

 20  Infectimune™   Pipeline Highlights  License agreement with University of Georgia for proprietary influenza antigens  Top-line preclinical data announced; effective delivery of flu proteins activate the critical immune signals necessary to generate neutralizing antibody responses to all flu strains tested in animals  Preclinical data presented at the 41st Annual meeting of the American Society Virology Meeting  Universal Influenza Vaccines  21

 Reference: Ross T. and Woodward J. et al. evaluation of the PDS0202 (Infectimune™+ COBRA) Universal flu formulation.   PDS0202: Universal Prevention of Influenza   Appeared to Provide Protection in Preclinical Study in Keeping Animals Alive and Healthy Against Challenge with Flu Virus  Control  High-Dose Flu Proteins  PDS0202  (Low-Dose)  PDS0202  (High-Dose)  Alive  Healthy  Alive  Healthy  Alive  Healthy  Alive  Healthy  0%  0%  0%  30%  100%  100%  100%  100%  % of Protection  22  % of Protection of Subjects Challenged with the Flu Virus  Treatment Regimen

 PDS Biotech Management  Historical success in the development and commercialization of leading pharmaceutical products  Timing  Safety data confirmed and released Q4 2021  Preliminary efficacy data anticipated Q1 2022  Frank Bedu-Addo, PHD  Chief Executive Officer  Senior executive experience with management of strategy and execution at both large pharma and biotechs  Notable drug development:   Abelcet® (Liposome Company/ Elan)   PEG-Intron® (Schering-Plough/ Merck)  Matthew Hill  Chief Financial Officer  20 years of financial and operational leadership roles for life sciences companies  Former Chief Financial Officer of several publicly traded companies  Lauren V. Wood, MD  Chief Medical Officer  30 years of translational clinical research experience  Former Director of Clinical Research at National Cancer  Institute Center for Cancer Research (Cancer Vaccine Branch)   Gregory Conn, PHD  Chief Scientific Officer  Co-founder  35 years of drug development experience   In-depth experience with biotech drug discovery, product development and manufacturing  23

 1  2  4  5  6  Company Overview  Clinical-stage Company developing targeted immunotherapies to treat cancer and infectious disease  Versamune® and Infectimune™ platforms leverage the body’s own defense systems to induce disease-specific killer T cells and antibodies to combat cancer and infectious disease  4 on-going Phase 2 clinical trials   Clinical partnerships with Merck, MD Anderson Cancer Center, National Cancer Institute and Mayo Clinic  Cash as of June 30, 2022 - $53.0M (unaudited) – August 2022 added approximately $25.0M in debt financing  3  Technology developed by Prof. Leaf Huang PH.D., a world-renowned pioneer in nanoparticle drug delivery  24  PDS0101 granted Fast Track designation from the FDA - End-of-Phase 2 meeting October 2022 allowing for registrational trial  7

 Precision Designed Science For Immunotherapy  INVESTOR   PRESENTATION  NASDAQ: PDSB | October 2022